EXHIBIT 10.7




                                 FINAL AGREEMENT


THIS AGREEMENT is entered into on the 10th day of January, 2002 between EarthNetMedia, Inc., a Nevada corporation ("EarthNetMedia" or the "Company") and International Financial Consultants, S.A. ("IFC").

                                   WITNESSETH:

WHEREAS, EarthNetMedia filed a Form SB-2 by which the Company offered to sell 100,000 Units to the public, and,

WHEREAS, a Unit consists of one share of Common Stock and forty Common Stock Purchase Warrants, and,

WHEREAS, EarthNetMedia desires to engage IFC to market EarthNetMedia's common stock resulting from the conversion of EarthNetMedia's Warrants, and,

WHEREAS, IFC agrees to be engaged by EarthNetMedia to perform the task(s) enumerated heretofore,

NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which is herein acknowledged, EarthNetMedia and IFC agree as follows:

1. EarthNetMedia herein engages IFC to market the Company's common stock resulting from the conversion of EarthNetMedia's Warrants.

2. EarthNetMedia will pay to IFC or its nominee a commission of ten (10%) percent of the gross revenues realized by the Company from the sale of the common stock resulting from the conversion of Warrants.

3. EarthNetMedia agrees to pay IFC the commissions recited in Section 2 whenever the Company realizes cash from the sale of the common stock resulting from the conversion of Warrants in multiples of $100,000.00. (For ease of understanding, whenever the Company receives payments equating $100,000.00 from the sale of the common stock resulting from the conversion of Warrants, the Company will pay $10,000.00 to IFC.)

4. This agreement shall be governed by and under the laws of the State of California.


IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day first written above.


EARTHNETMEDIA, INC.



/s/ ALIE CHANG
_____________________________________
Alie Chang, President



/s/ FELIZIAN PAUL
_____________________________________
Felizian Paul, Chairman and Treasurer



/s/ ANGI MA
_____________________________________
Angi Ma, Secretary